UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2017
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
 ________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Altria Group, Inc. (“Altria”) is filing this Current Report on Form 8-K (“Form 8-K”) for the sole purpose of providing an unaudited pro forma condensed statement of earnings for the year ended December 31, 2016 (the “pro forma statement of earnings”) that gives effect to the business combination completed by Anheuser-Busch InBev SA/NV with SABMiller plc, which was previously disclosed in Altria’s Form 8-K filed with the Securities and Exchange Commission on October 11, 2016.

The pro forma statement of earnings set forth in Item 9.01 does not amend, update or change any items or disclosures contained in Altria’s Annual Report on Form 10-K for the year ended December 31, 2016.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

99.1	Unaudited pro forma condensed statement of earnings of Altria Group, Inc. for the year ended December 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ IVAN S. FELDMAN
Name:	Ivan S. Feldman
Title:	Vice President and Controller

DATE: July 27, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed statement of earnings of Altria Group, Inc. for the year ended December 31, 2016

4